UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 27, 2017 (October 25, 2017)

OCEANFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753
(Address of principal executive offices, including zip code)
(732)240-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	RESULTS OF OPERATION AND FINANCIAL CONDITION
On October 26, 2017, OceanFirst Financial Corp. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2017. That press release is attached to this Report as Exhibit 99.1.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On October 25, 2017, the Company held a special meeting of its stockholders (the “Special Meeting”) in connection with the Company’s previously announced pending merger (the “Transaction”) with Sun Bancorp, Inc. (“Sun”) pursuant to the terms of the Agreement and Plan of Merger, dated as of June 30, 2017, by and among the Company, Sun and Mercury Merger Sub Corp. (“Merger Sub”).
Proposal No. 1 - Approval of the issuance of the shares of Company common stock in connection with the merger of Merger Sub, a wholly-owned subsidiary of the Company, with and into Sun.

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,190,784	46,632	114,293	-

Proposal No. 2 - Approval to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposal No. 1. Because Proposal No. 1 was approved, Proposal No. 2 was withdrawn and not considered at the Special Meeting.

ITEM 8.01	OTHER EVENTS
In the press release described in Item 2.02, the Company announced that the Board of Directors declared a regular quarterly cash dividend on the Company’s outstanding common stock. The cash dividend will be in the amount of $0.15 per share and will be payable on November 17, 2017 to the stockholders of record at the close of business on November 6, 2017.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

99.1	Press Release dated	October 26, 2017

Cautionary Notes on Forward-Looking Statements
This report contains forward-looking statements. These forward-looking statements may include: management plans relating to the Transaction; the expected timing of the completion of the Transaction; the ability to complete the Transaction; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. The Company does not assume any duty and does not undertake to update forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that the Company anticipated in its forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K, those included under Item 1A “Risk Factors” in Sun’s Annual Report on Form 10-K, those included under Item 1A “Risk Factors” in the Company’s most recent Quarterly Report on Form 10-Q, those included under Item 1A “Risk Factors” in Sun’s most recent Quarterly Report on Form 10-Q, those disclosed in the Company’s and Sun’s respective other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the Transaction may not be timely completed, if at all; that prior to the completion of the Transaction or thereafter, the Company’s and Sun’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; that outstanding customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ customers, employees and other constituents to the Transaction; and diversion of management time on merger-related matters. For any forward-looking statements made in this report or in any documents, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.
Additional Information about the Proposed Transaction
This communication is being made in respect of the proposed Transaction involving the Company and Sun. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities. In connection with the proposed Transaction, the Company has filed with the SEC and the SEC has declared effective, a definitive Registration Statement (File No. 333-220235) on Form S-4, as amended by that certain Amendment No. 1 to Form S-4, containing a joint proxy statement/prospectus and other documents regarding the proposed Transaction. Before making any investment decision, the respective investors and stockholders of the Company and Sun are urged to carefully read the entire joint proxy statement/prospectus that the Company and Sun have mailed to their respective stockholders and any other relevant documents filed by either company with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the Company, Sun and the proposed Transaction. Copies of the joint proxy statement/prospectus may be obtained free of charge at the SEC’s web site at http://www.sec.gov, or by directing a request to OceanFirst Financial Corp., 975 Hooper Avenue, Toms River, New Jersey 08753, Attn: Jill Apito Hewitt, Senior Vice President and Investor Relations Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

Dated:	October 27, 2017	/s/ Michael J. Fitzpatrick
Michael J. Fitzpatrick
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Press Release dated	October 26, 2017